Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

JUNE 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

SCHEDULE OF HEDGING TRANSACTIONS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: July 21, 2010	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements — June 2010	5
Schedule of Cash Receipts and Disbursements — April 1, 2010 — June 30, 2010	7

LBHI
Basis of Presentation — Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

LBHI
Quarterly Hedging Transactions Update	11
Schedule of Hedging Transactions as of June 30, 2010	12

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.(“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)   On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009.  On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) has been dismissed.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JUNE 1, 2010 TO JUNE 30, 2010

AND

APRIL 1, 2010 TO JUNE 30, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

4.               Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.               Beginning and ending cash balances exclude cash that has been posted as collateral for hedging activity.

6.               Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), LBTC Transfer Inc.  (f/k/a Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware.

7.               Cash pledged on, or prior to, September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

8.               Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

June 1, 2010 - June 30, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	Debtor Entities										Other Controlled Entities (b)			Total Debtors and Other
	LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Other	Total	LAMCO	Other	Total	Controlled Entities
Beginning Cash & Investments (6/1/10) (c)	$2,366	$7,004	$1,251	$213	$3,354	$466	$425	$387	$10	$15,476	$59	$2,860	$2,919	$18,395
Sources of Cash:
Corporate
Repayment of Advances to Aurora (d)	35	—	—	—	—	—	—	—	—	35	—	—	—	35
Compensation and Benefits Reimbursements (e)	5	—	—	—	—	—	—	—	—	5	—	—	—	5
Other Receipts (f)	40	7	1	—	5	—	—	—	1	55	—	2	2	57
Derivatives (g)	—	389	7	—	—	—	1	—	—	396	—	—	—	396
Loans (h)	1	—	—	—	388	—	—	—	—	389	—	—	—	389
Principal Investing / Private Equity (i)	13	—	—	—	2	—	—	—	—	14	—	164	164	178
Real Estate (j)	66	—	—	—	83	—	—	—	—	148	—	12	12	160
Asia	—	—	—	—	—	—	—	—	—	—	—	45	45	45
South America	—	—	—	—	—	—	—	—	—	—	—	3	3	3
Inter-Company Transfers (k)	226	27	272	26	1	—	—	—	—	552	—	94	94	647
Total Sources of Cash	385	423	280	26	479	—	1	—	1	1,595	—	319	319	1,914
Uses of Cash:
Corporate
Compensation and Benefits (l)	(24)	—	—	—	—	—	—	—	—	(24)	(4)	(1)	(5)	(29)
Professional Fees (m)	(35)	—	—	—	—	—	—	—	—	(35)	—	—	—	(35)
Other Operating Expenses (n)	(28)	—	—	—	—	—	—	—	—	(28)	—	—	—	(28)
Other Non-Operating Expenses	—	—	—	—	—	—	—	—	—	—	—	(2)	(2)	(2)
Derivatives (o)	(1)	(62)	—	—	—	—	(2)	—	—	(64)	—	—	—	(64)
Loans (p)	—	—	—	—	(280)	—	—	—	—	(280)	—	—	—	(280)
Principal Investing / Private Equity (q)	(4)	—	—	—	—	—	—	—	—	(4)	—	(11)	(11)	(15)
Real Estate (r)	(265)	—	—	—	(3)	—	—	—	—	(268)	—	(14)	(14)	(282)
Asia	—	—	—	—	—	—	—	—	—	—	—	(6)	(6)	(6)
South America	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers (k)	(320)	(11)	—	—	(223)	—	—	—	—	(554)	—	(93)	(93)	(647)
Total Uses of Cash	(677)	(73)	—	—	(506)	—	(2)	—	—	(1,257)	(4)	(127)	(132)	(1,389)
Net Cash Flow	(291)	351	280	26	(27)	—	(1)	—	1	337	(4)	192	187	525
FX Fluctuation (s)	—	—	—	—	1	—	—	—	—	1	—	1	1	2
Ending Cash & Investments (6/30/10) (t)	$2,075	$7,355	$1,531	$239	$3,327	$466	$424	$387	$11	$15,815	$55	$3,052	$3,107	$18,922

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

June 1, 2010 - June 30, 2010

Notes:

(a) Includes cash and investment flows for all Debtors and Other Controlled Entities globally.  Corporate, Derivatives, Loans, Principal Investing/Private Equity and Real Estate activity includes bank accounts that are managed and reconciled by Lehman US and European operations.  Asia and South America activity includes bank accounts that are managed and reconciled by Lehman Asian and South American operations.

(b) Other Controlled Entities include Non-Debtor entities which are under the control of LBSF, except for cash activity associated with Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware, which is not reflected in this schedule.

(c) Beginning Cash and Investments was increased $22 million for LBHI, $5 million for LBHI, and $9 million for Other Controlled Entities from Ending Cash and Investments balance in May 2010 Schedule of Cash Receipts and Disbursements to reflect previously unreported cash in custodial accounts.

(d) Reflects repayment of advances made to Aurora Bank for the court approved advance receivables facility.

(e) Reflects repayment of advances for payroll and benefits disbursements made on behalf of the following entities: LAMCO LLC, Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company NA.), and Lehman Brothers Trust Company of Delaware.

(f) Primarily reflects the redemption of $21 million from an asset-backed securities portfolio, the return of $10 million of collateral posted for hedging, and $9 million of interest income.

(g) Primarily reflects settlements from counterparties and the return of $52 million of collateral posted for hedging.

(h) Primarily reflects principal and interest payments from borrowers, of which a substantial portion will be distributed to syndicated loan participants (see footnote p).

(i) Primarily reflects redemptions, distributions and/or proceeds from the sale of investments.

(j) Primarily reflects principal and interest payments received from real estate investments.

(k) Primarily reflects (i) $271 million transferred from LBHI to LBCS and $26 million transferred from LBHI to LOTC for funds received by LBHI for the benefit of LBCS and LOTC after LBHI’s filing date and (ii) $222 million transferred from LCPI to LBHI for the reimbursement of cash disbursed by LBHI on behalf of LCPI after LBHI’s filing date.

(l) Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management. A portion of the $24 million related to LBHI will be subject to cost allocation to various Lehman legal entities.

(m) A portion of the $35 million related to LBHI will be subject to cost allocation to various Lehman legal entities.

(n) Primarily reflects expenses related to occupancy, Transition Services Agreement, taxes, insurance, and infrastructure costs. A portion of the $28 million related to LBHI will be subject to cost allocation to various Lehman legal entities.

(o) Primarily reflects collateral posted for hedging and payments on live trades.

(p) Primarily reflects principal and interest distributed to syndicated loan participants where Lehman acts as agent.

(q) Primarily reflects capital calls on investments.

(r) Primarily reflects payments made for the preservation of assets of Real Estate positions.

(s) Reflects fluctuation in value in foreign currency bank accounts.

(t) Ending Cash and Investment balances include approximately $3.6 billion in co-mingled and segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtors or Other Controlled Entities.  These amounts are preliminary and estimated as follows:  Debtors - LBHI $387 million, LBSF $610 million, LBCS $36 million, LCPI $2.5 billion, LBCC $5 million, Lehman Scottish Finance $2 million; and non-Debtors $73 million, and are subject to adjustment.  Ending Cash and Investment balances exclude approximately $600 million of cash posted as collateral for derivative hedging activity, prior to the recognition of any gains or losses, broken down as follows: LBSF $552 million, LBCC $25 million, LBFP $20 million, LBHI $2 million, and LBCS $1 million.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

April 1, 2010 - June 30, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	Debtor Entities										Other Controlled Entities (b)			Total Debtors and Other
	LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Other	Total	LAMCO	Other	Total	Controlled Entities
Beginning Cash & Investments (4/1/10) (c)	$2,346	$6,172	$1,244	$176	$2,724	$491	$427	$387	$10	$13,976	$—	$2,689	$2,689	$16,665
Sources of Cash:
Corporate
Capital Contributions and Advances to LAMCO (d)	—	—	—	—	—	—	—	—	—	—	62	—	62	62
Repayment of Advances to Aurora (e)	128	—	—	—	—	—	—	—	—	128	—	—	—	128
Compensation and Benefits Reimbursements (f)	9	—	—	—	—	—	—	—	—	9	—	—	—	9
Other Receipts (g)	64	12	1	—	5	—	1	—	1	84	—	6	6	90
Derivatives (h)	17	1,594	14	37	—	—	1	—	—	1,664	—	—	—	1,664
Loans (i)	3	—	—	—	806	—	—	—	—	809	—	—	—	809
Principal Investing / Private Equity (j)	97	—	—	—	17	—	—	—	—	114	—	323	323	436
Real Estate (k)	206	—	—	—	516	—	—	—	—	722	—	82	82	803
Asia	—	—	—	—	—	—	—	—	—	—	—	75	75	75
South America	—	—	—	—	—	—	—	—	—	—	—	5	5	5
Inter-Company Transfers (l)	234	31	272	26	26	—	—	—	—	589	—	114	114	703
Total Sources of Cash	758	1,637	287	63	1,369	—	2	—	1	4,117	62	604	665	4,783
Uses of Cash:
Corporate
Capital Contributions and Advances to LAMCO (d)	(62)	—	—	—	—	—	—	—	—	(62)	—	—	—	(62)
Compensation and Benefits (m) (n)	(72)	—	—	—	—	—	—	—	—	(72)	(7)	(3)	(9)	(82)
Professional Fees (o)	(108)	—	—	—	—	—	—	—	—	(108)	—	—	—	(108)
Other Operating Expenses (p)	(50)	—	—	—	—	—	—	—	—	(50)	—	(4)	(4)	(54)
Other Non-Operating Expenses (q)	(54)	—	—	—	—	—	—	—	—	(54)	—	(3)	(3)	(57)
JP Morgan CDA	1	—	—	—	—	—	—	—	—	1	—	—	—	1
Derivatives (r) (n)	(6)	(415)	—	—	—	(25)	(5)	—	—	(451)	—	—	—	(451)
Loans (s) (n)	—	—	—	—	(528)	—	—	—	—	(528)	—	—	—	(528)
Principal Investing / Private Equity (t) (n)	(24)	—	—	—	—	—	—	—	—	(24)	—	(50)	(50)	(74)
Real Estate (u) (n)	(314)	—	—	—	(7)	—	—	—	—	(320)	—	(35)	(35)	(355)
Asia	—	—	—	—	—	—	—	—	—	—	—	(14)	(14)	(14)
South America	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers (l)	(325)	(16)	—	—	(226)	—	(1)	—	—	(567)	—	(135)	(135)	(703)
Total Uses of Cash	(1,013)	(431)	—	—	(760)	(25)	(5)	—	—	(2,234)	(7)	(244)	(250)	(2,485)
Net Cash Flow	(255)	1,206	287	63	609	(25)	(3)	—	1	1,883	55	360	415	2,298
FX Fluctuation (v)	(16)	(23)	(1)	—	(5)	—	—	—	—	(44)	—	2	2	(42)
Ending Cash & Investments (6/30/10) (w)	$2,075	$7,355	$1,531	$239	$3,328	$466	$424	$387	$11	$15,815	$55	$3,052	$3,107	$18,922

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

April 1, 2010 - June 30, 2010

Notes:

(a) Includes cash and investment flows for all Debtors and Other Controlled Entities globally.  Corporate, Derivatives, Loans, Principal Investing/Private Equity and Real Estate activity includes bank accounts that are managed and reconciled by Lehman US and European operations.  Asia and South America activity includes bank accounts that are managed and reconciled by Lehman Asian and South American operations.

(b) Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for cash activity associated with Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware, which is not reflected in this schedule.

(c) Beginning Cash and Investments was increased $2 million for Other Controlled Entities from Beginning Cash and Investments in the April 2010 Schedule of Cash Receipts and Disbursements to reflect previously unreported cash in custodial accounts.

(d) Reflects capital contributions of $20 million and a working capital advance of $42 million from LBHI to LAMCO.

(e) Reflects repayment of advances made to Aurora Bank for the court approved advance receivables facility.

(f) Reflects repayment of advances for payroll and benefits disbursements made on behalf of the following entities: LAMCO LLC, Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company NA.), and Lehman Brothers Trust Company of Delaware.

(g) Primarily reflects the redemption of $21 million from an asset-backed securities portfolio, $13 million of interest income, the return of $10 million of collateral posted for hedging, the release of $9 million from bank accounts previously not controlled by the Estate, and $5 million for LBSF related to previously unreported cash in custodial accounts in the May 2010 Schedule of Cash Receipts and Disbursements.

(h) Primarily reflects settlements from counterparties and the return of $194 million of collateral posted for hedging.

(i) Primarily reflects principal and interest payments from borrowers, of which a substantial portion will be distributed to syndicated loan participants. Loan receipts were increased $2 million for LBHI related to previously unreported cash in custodial accounts in the April 2010 Schedule of Cash Receipts and Disbursements.

(j) Primarily reflects redemptions, distributions and/or proceeds from the sale of investments.

(k) Primarily reflects principal and interest payments on real estate loans. Real Estate receipts were increased $20 million for LBHI and $6 million for Other Controlled Entities related to previously unreported cash in custodial accounts in the April and May 2010 Schedule of Cash Receipts and Disbursements.

(l) Primarily reflects (i) $271 million transferred from LBHI to LBCS and $26 million transferred from LBHI to LOTC for funds received by LBHI for the benefit of LBCS and LOTC after LBHI’s filing date and (ii) $222 million transferred from LCPI to LBHI for the reimbursement of cash disbursed by LBHI on behalf of LCPI after LBHI’s filing date.

(m) Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management. A portion of the $72 million related to LBHI will be subject to cost allocation to various Lehman legal entities.

(n) Uses of Cash for Compensation and Benefits was increased $10 million and Uses of Cash for Derivatives, Loans, Principal Investing / Private Equity, and Real Estate categories were decreased $10 million collectively to re-allocate expenses which were misclassified in the April 2010 Schedule of Cash Receipts and Disbursements.

(o) A portion of the $108 million related to LBHI will be subject to cost allocation to various Lehman legal entities.

(p) Primarily reflects expenses related to occupancy, Transition Services Agreement, taxes, and infrastructure costs. A portion of the $50 million related to LBHI will be subject to cost allocation to various Lehman legal entities.

(q) Reflects the return of funds received in error by the Company.

(r) Primarily reflects collateral posted for hedging and payments on live trades.

(s) Primarily reflects principal and interest distributed to syndicated loan participants where Lehman acts as agent.

(t) Primarily reflects capital calls on investments.

(u) Primarily reflects payments made for the preservation of assets of Real Estate positions.

(v) Reflects the fluctuation in value in foreign currency bank accounts.

(w) Ending Cash and Investment balances include approximately $3.6 billion in co-mingled and segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtors or Other Controlled Entities.  These amounts are preliminary and estimated as follows:  Debtors - LBHI $387 million, LBSF $610 million, LBCS $36 million, LCPI $2.5 billion, LBCC $5 million, Lehman Scottish Finance $2 million; and non-Debtors $73 million, and are subject to adjustment.  Ending Cash and Investment balances exclude approximately $600 million of cash posted as collateral for hedging activity, prior to the recognition of any gains or losses, broken down as follows: LBSF $552 million, LBCC $25 million, LBFP $20 million, LBHI $2 million, and LBCS $1 million.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”), AND OTHER DEBTORS

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO JUNE 30, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.     This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.     This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.     The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers.  The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs, as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors

Schedule of Professional Fee and Expense Disbursements (a)

June 2010

Unaudited ($ in thousands)

			Filing Date
		June-2010	Through June-2010 (b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$15,618	$311,628
Kelly Matthew Wright	Art Consultant and Auctioneer	14	64
Natixis Capital Markets Inc.	Derivatives Consultant	—	9,310
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	649	12,801
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	85	3,272
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	899	18,140
Discover Ready LLC	eDiscovery Services	1,659	9,500
Ernst & Young LLP	Audit and Tax Services	12	1,520
Hudson Global Resources	Contract Attorneys	420	4,318
Huron Consulting	Tax Services	—	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	3,210	30,197
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	37	254
Lazard Freres & Co.	Investment Banking Advisor	161	22,898
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	—	3,863
O’Neil Group	Tax Services	90	259
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	69	1,167
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	260	2,992
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	36	2,431
Weil Gotshal & Manges LLP	Lead Counsel	9,840	200,587
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	—	1,457
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	1,768	8,282
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	2,249	32,152
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	334	7,993
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	3,613	56,456
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	—	7,752
Richard Sheldon, Q.C.	Special Counsel - UK	—	105
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	—	39,349
Jenner & Block LLP	Examiner	410	54,488
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	251	1,401
Brown Greer Plc	Fee and Expense Analyst	42	197
Total Non-Ordinary Course Professionals		41,725	846,978
Debtors - Ordinary Course Professionals		930	25,371
US Trustee Quarterly Fees		—	742	(c)
Total Professional Fees and UST Fees (d)		$42,655	$873,090

(a)               All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.

(b)              The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of June 2010.  The figures do not include accruals.

(c)               Filing Date Through June-2010 balance for US Trustee Quarterly Fees has been decreased by $141 thousand to account for an overstatement of fees paid to the US Trustee in the April 2010 Schedule of Professional Fee and Expense Disbursements.

(d)              Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”) , AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

QUARTERLY HEDGING TRANSACTIONS UPDATE

AS OF JUNE 30, 2010

The information and data included in this report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

On March 11, 2009, the United States Bankruptcy Court for the Southern District of New York overseeing the Debtors’ Chapter 11 cases (the “Court”) entered an “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Cash Collateral Posted in Connection With the Hedging Transactions the Debtors Enter Into Through Certain Futures and Prime Brokerage Accounts” [Docket No. 3047] (the “Derivatives Hedging Order”).

On July 16, 2009 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection With the Hedging Transactions” [Docket No. 4423] (the “Residential Loan Order”).

Terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Derivatives Hedging Order or the Residential Loan Order, as the case may be.

The Debtors have prepared this Quarterly Hedging Transactions Update, as required by the Derivatives Hedging Order, based on the information available to the Debtors at this time, but note that such information is partially based on market pricing which is subject to day-to-day fluctuations. The Debtors reserve all rights to revise this report.

Derivatives Hedging Order. Between the entry of the Derivatives Hedging Order and June 30, 2010 (the “Report Date”), the Debtors have proposed 16 Hedging Transactions to the Hedging Transactions Committee. As of the Report Date, the Debtors had executed all 16 Hedging Transactions and the current value of collateral posted approximates $369.4 million. The Open Derivative Positions correspond to 60 non-terminated derivative contracts with an estimated recovery value as of the Report Date equal to $958 million. The expected recovery amounts are determined using various models, data sources, and certain assumptions regarding contract provisions. The Company expects to adjust the amounts recorded for the Open Derivatives Positions in the future; such adjustments (including write-downs and write-offs) may be material. For further description regarding derivative recovery values, please refer to the December 2009 Monthly Operating Report filed on May 3, 2010.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on the following page.

Residential Loan Order. Between the entry of the Residential Loan Order and the Report Date, there were no Residential Hedging Transactions.

Lehman Brothers Holdings Inc.

As of June 30, 2010

Derivatives Hedging Order

Quarterly Hedging Report

Debtor	Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged

Lehman Brothers Special Financing Inc.	$344,898,000	$841,297,000
Lehman Brothers Financial Products	5,425,000	18,486,000
Lehman Brothers Commercial Corp.	19,079,029	98,783,000
Total (b)	$369,402,029	$958,566,000

(a)	Value of collateral represents cash collateral posted, net of any gains or losses on hedging transactions.

(b)

Separately, on January 14, 2010, the Court entered an “Order Granting LBHI’S Motion For Authorization, Pursuant To Sections 105, 363 and 364 of the Bankruptcy Code, To Sell Certain Asset Backed-Securities and Related Relief”, which authorized the Company to enter into hedging transactions to hedge against the loss of value from fluctuations in foreign exchange rates, as set out below.

Debtor	Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged

Lehman Brothers Holdings Inc.	$17,163,000	$137,500,000
Total	$17,163,000	$137,500,000